Exhibit 99.1

GigInternational1 and Convalt Energy Sign an Exclusive Term Sheet for a Business Combination

Company expected to be public in the first half of 2023

Palo Alto, Calif. & Watertown, NY – August 30, 2022 – GigInternational1, Inc. (Nasdaq: GIW), a publicly traded special purpose acquisition company, and Convalt Energy, Inc. (“Convalt”) announced today that they have entered into a non-binding term sheet, with the goal of completing a business combination resulting in Convalt becoming a publicly traded renewable, manufacturing and power generating company.

Convalt is a vertically integrated renewable energy company in the business of manufacturing solar panels, generating renewable power at company-owned power generation facilities, and providing engineering & construction services including solar panel recycling for renewable energy projects. In 2021, Convalt purchased the manufacturing assets of SunPower Corporation and relocated the automated assembly lines from Hillsboro, Oregon to Watertown, New York, where a new factory capable of producing up to 900 MW of solar panels is expected to be operational in the third quarter of 2023. With significant local community and political and financial support from Jefferson County and the State of New York and now with the Inflation Reduction Act bill, Convalt has invested in power generation projects in upstate New York and Maine and expects these assets to provide clean, renewable power to the local communities and the electric grid by year end 2023. Convalt’s engineering and construction division currently engages in build-outs of power generation facilities for corporate and utility customers. Convalt expects to employ about 400 people including former military personnel especially from the nearby Fort Drum Army Reserve.

Hari Achuthan, Founder, Chairman and Chief Executive Officer of Convalt, commented: “Our core mission is to deliver clean and affordable energy to consumers, responsibly and innovatively, as we also create jobs in New York State and Maine. Convalt is dedicated to bringing the manufacturing of the critical components of the solar supply chain back to American soil prior to December 2024. This combination and partnership with GigInternational1 will allow us to further deliver on our mission, accelerate our growth, and provide significant shareholder value as a public company.”

Dr. Raluca Dinu, Founding Managing Partner of GigCapital Global and CEO of GigInternational1, commented: “We incepted GigCapital Global in 2017 as a lead sponsor of technology Private-to-Public Equity (PPE) TMT companies, also known as special purpose acquisition companies (SPAC), driven by the purpose of bettering our world and making our planet cleaner and sustainable for generations to come. We are delighted to partner with Convalt on its journey to the public market, as it represents a timely investment opportunity in the development of clean energy in the United States. Hari and the Convalt team have established a business with strong fundamentals and with the ability to scale manufacturing, power generation and a construction business into a fully-integrated renewable energy company, with strong support and incentives from local, state governments in New York and Maine and from the federal government via the Inflation Reduction Act. We are incredibly excited about Convalt’s purpose and mission, proven track record and global growth opportunity and becoming a top tier vertically integrated renewable power company. We look forward to supporting their transition to a public company and beyond.”

About GigCapital Global and GigInternational1, Inc.

GigCapital Global (“GigCapital”) is a Private-to-Public Equity (PPE) technology, media, and telecommunications (TMT) focused investment group led by an affiliated team of technology industry corporate executives and entrepreneurs, and TMT operational and strategic experts in the private and public markets, including substantial, success-proven M&A and IPO activities. The group deploys a unique Mentor-Investor™ methodology to partner with exceptional TMT companies, managed by dedicated and experienced entrepreneurs. The GigCapital Private-to-Public Equity (PPE) companies (also known as blank check companies or Special Purpose Acquisition Companies (SPACs)) offer financial, operational and executive mentoring to U.S. and overseas private, and non-U.S. public companies, in order to accelerate their path from inception and as a privately-held entity into the growth-stage as a publicly traded company in the U.S. The partnership of GigCapital with these companies continues through an organic and roll-up strategy growth post the transition to a public company. GigCapital was launched in 2017 with the vision of becoming the lead franchise in incepting and developing TMT Private-to-Public Equity (PPE) companies. For more information, visit www.gigcapitalglobal.com or https://www.GigInternational1.com/

GigInternational1, Inc. (Nasdaq: GIW, GIW.U, and GIW.WS), is one of GigCapital’s Private-to-Public Equity (PPE) companies.

“Private-to-Public Equity (PPE)” and “Mentor-Investor” are trademarks of GigFounders, LLC, used pursuant to agreement.

About Convalt Energy, Inc.

Convalt, through the purchase of SunPower manufacturing assets, plans to produce 900MW of panels in Watertown, New York at scale, which the company will sell to utility, commercial and residential solar customers in the U.S. and abroad. The company is also setting up a solar panel recycling facility in East Millinocket, Maine while developing community and utility scale projects in Maine and New York. Convalt via its engineering and construction division, contracts with commercial and utility customers to build solar power generation projects in the U.S. For more information about Convalt, please visit www.convalt.com.

Additional Information and Where to Find It

If a definitive agreement is entered into in connection with the proposed business combination, GigInternational1 will prepare a proxy statement/prospectus (the “GigInternational1 proxy statement/prospectus”) to be filed with the SEC and mailed to GigInternational1’s stockholders. GigInternational1 and Convalt urge investors and other interested persons to read, when available, the GigInternational1 proxy statement/prospectus, as well as other documents filed with the SEC, because these documents will contain important information about the proposed business combination. Such persons can also read GigInternational1’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “GigInternational1 Annual Report”), for a description of the security holdings of its officers and directors and their respective interests as security holders in the consummation of the transactions described herein. The GigInternational1 proxy statement/prospectus, once available, and GigInternational1’s Annual Report can be obtained, without charge, at the SEC’s web site (http://www.sec.gov).

Participants in the Solicitation

GigInternational1, Convalt and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of GigInternational1 stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of GigInternational1’s directors and officers in its Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 31, 2022. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to GigInternational1’s stockholders in connection with the proposed business combination will be set forth in the proxy statement/prospectus for the proposed business combination when available. Information concerning the interests of GigInternational1’s and Convalt’s equity holders and participants in the solicitation, which may, in some cases, be different than those of GigInternational1’s and Convalt’s equity holders generally, will be set forth in the proxy statement/prospectus relating to the proposed business combination when it becomes available.

Forward Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The expectations, estimates, and projections of the businesses of GigInternational1 and Convalt may differ from their actual results and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, expectations with respect to entry into a definitive agreement for the proposed business combination, the satisfaction of the closing conditions to the proposed business combination, the timing of the completion of the proposed business combination and the future performance of Convalt, including the anticipated impact of the proposed business combination on this performance, . These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of the control of GigInternational1 and Convalt, and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the negotiations and any subsequent definitive agreements with respect to the proposed business combination, and the possibility that the terms and conditions set forth in any definitive agreements with respect to the proposed business combination may differ materially from the terms and conditions set forth in the term sheet, (2) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the proposed business combination and any definitive agreements with respect thereto; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of GigInternational1 and Convalt or other conditions to closing, including the failure of the stockholders of GigInternational1 to approve the extension of time for GigInternational1 to consummate its initial business combination at the upcoming annual meeting of stockholders of GigInternational1 that GigInternational1 intends to hold; (4) the impact of the COVID-19 pandemic on (x) the parties’ ability to negotiate and consummate the proposed business combination and (y) the business of Convalt and the surviving company; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed business combination; (6) the inability to obtain or maintain the listing of the surviving company’s common stock on the Nasdaq Stock Market LLC or any other national stock exchange following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the surviving company to grow and manage growth profitably and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; (11) the demand for Convalt’s and the surviving company’s services together with the possibility that Convalt or the surviving company may be adversely affected by other economic, business, and/or competitive factors; (12) risks and uncertainties related to Convalt’s business, including, but not limited to, the ability of Convalt to increase sales of its output products in accordance with its plan; and (13) other risks and uncertainties included in (x) the “Risk Factors” sections of the most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the SEC by GigInternational1 and (y) other documents filed or to be filed with the SEC by GigInternational1. The foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. GigInternational1 and Convalt do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed transaction or the extension of time for GigInternational1 to consummate its initial business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contacts

Convalt Energy, Inc.

Media:

Victoria Harmon

vharmon@vlharmonadvisors.com

For GigInternational1, Inc.

Brian Ruby

brian.ruby@icrinc.com